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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 15, 1998

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)






           DELAWARE                        1-9210                 95-4035997
  (State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)


          10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA     90024
          (Address of principal executive offices)            (ZIP code)

               Registrant's telephone number, including area code:
                                 (310) 208-8800



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Item 2.  Acquisition or Disposition of Assets

        On May 15, 1998, Lyondell Petrochemical Company ("Lyondell"), Millennium Chemicals Inc. ("Millennium"), Occidental Petroleum Corporation ("Occidental") and Equistar Chemicals, LP, a Delaware limited partnership ("Equistar"), consummated a series of transactions to expand Equistar through the addition of certain Occidental petrochemical assets. Equistar, which was formed December 1, 1997, initially comprised the olefins and polymers businesses of Lyondell and Millennium.

        These contributed Occidental assets include the ethylene, propylene and ethylene oxide ("EO") and derivatives businesses and certain pipeline assets held by Oxy Petrochemicals Inc. ("Oxy Petrochemicals"), a 50 percent interest in a joint venture between PDG Chemical Inc. ("PDG Chemical") and E. I. DuPont de Nemours & Co., and a leasehold interest in assets of Occidental Chemical Corporation ("Occidental Chemical") (collectively, the "Occidental Contributed Business"). Occidental Chemical, Oxy Petrochemicals and PDG Chemical are all wholly-owned, indirect subsidiaries of Occidental. The Occidental Contributed Businesses included olefins plants at Corpus Christi and Chocolate Bayou, Texas; EO/ethylene glycol ("EG") and EG derivatives businesses located at Bayport, Texas, Occidental's 50 percent ownership of PD Glycol, which operated EO/EG plants at Beaumont, Texas, and 950 miles of owned and leased ethylene/propylene pipelines. In addition, Occidental Chemical leased to Equistar its Lake Charles, Louisiana olefins plant and related pipelines.

        In a series of transactions effective May 15, 1998, including asset contributions and assignments, a merger and the lease of certain assets to Equistar, the Occidental Contributed Business was transferred to Equistar. In exchange for the Occidental Contributed Business, two subsidiaries of Occidental were admitted as limited partners and a third subsidiary was admitted as a general partner in Equistar for an aggregate partnership interest of 29.5 percent (the "Occidental Interest"). With the completion of the transaction, Lyondell holds a 41 percent ownership interest in Equistar and Millennium and Occidental each hold a 29.5 percent ownership interest through their respective subsidiaries. In addition, Equistar assumed approximately $205 million of Occidental indebtedness and Equistar issued a promissory note to an Occidental subsidiary for approximately $420 million. It is currently anticipated that the note will be repaid with proceeds of a financing expected to be consummated by Equistar next month.

       In connection with the contribution of the Occidental Contributed Business and the reduction of Millennium and Lyondell's original ownership interests in Equistar, Equistar also issued a promissory note to the Millennium subsidiary that is a limited partner in Equistar



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for approximately $75 million.

        The consideration paid for the Occidental Contributed Business was determined based upon arms-length negotiations among Lyondell, Millennium and Occidental.

        In connection with these transactions, Equistar and Occidental also entered into a long-term agreement for Equistar to supply the ethylene requirements for certain U.S. facilities of Occidental Chemical.

Item 7.  Financial Statements and Exhibits

        (a)    Financial statements of businesses acquired.

        1.     To be filed by amendment.*

        (b)    Pro forma financial information.

        1. Pro forma information with respect to the acquisition of the Occidental Interest in Equistar to be filed by amendment.*

        2. The pro forma information with respect to the disposition of the Occidental Contributed Business is incorporated by reference from the pro forma information included in Occidental's Current Report on Form 8-K, dated February 10, 1998, which was filed with the SEC on April 21, 1998. Although the principal purpose of such report was to complete Occidental's filing obligations with respect to the acquisition of the interest in the Elk Hills Naval Petroleum Reserve, in connection with the preparation of the pro forma financial statements reflecting such acquisition, Occidental has also provided disclosure therein of other recent developments which may materially impact Occidental's financial statements.

        (c)    Exhibits.

        10.1   Master Transaction Agreement, dated May 15, 1998 (the
"Closing Date"), by and among Equistar Chemicals, LP ("Equistar"), Occidental Petroleum Corporation ("OPC"), Lyondell Petrochemical Company ("Lyondell") and Millennium Chemicals Inc. ("Millennium").

        10.2 Amended and Restated Limited Partnership Agreement of Equistar, dated the Closing Date, by and among the partners named therein.


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* Financial statements and pro forma information with respect to the acquisition of the Occidental Interest in Equistar are to be filed by amendment not later than 75 days after consummation of the acquisition.



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        10.3   Agreement and Plan of Merger and Asset Contribution, dated as of the Closing Date, by and among Equistar, Occidental Petrochem Partner 1, Inc., Occidental Petrochem Partner 2, Inc., Oxy Petrochemicals Inc. and PDG Chemical Inc.

        10.4 Amended and Restated Parent Agreement, dated as of the Closing Date, among Occidental Chemical Corporation, Oxy CH Corporation, OPC, Lyondell, Millennium and Equistar.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      OCCIDENTAL PETROLEUM CORPORATION
                                                (Registrant)




DATE:   May 29, 1998                      S. P. Dominick, Jr.
                                          --------------------------------------
                                          S. P. Dominick, Jr.,  Vice President
                                          and Controller
                                          (Chief Accounting and Duly Authorized
                                          Officer)




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                                   INDEX TO EXHIBITS

EXHIBITS
10.1           Master Transaction Agreement, dated May 15, 1998 (the "Closing
               Date"), by and among Equistar Chemicals, LP ("Equistar"),
               Occidental Petroleum Corporation ("OPC"), Lyondell Petrochemical
               Company ("Lyondell") and Millennium Chemicals Inc. ("Millennium").

10.2 Amended and Restated Limited Partnership Agreement of Equistar, dated the Closing Date, by and among the partners named therein.

10.3 Agreement and Plan of Merger and Asset Contribution, dated as of the Closing Date, by and among Equistar, Occidental Petrochem
               Partner 1, Inc., Occidental Petrochem Partner 2, Inc., Oxy
               Petrochemicals Inc. and PDG Chemical Inc.

10.4           Amended and Restated Parent Agreement, dated as of the Closing
               Date, among Occidental Chemical Corporation, Oxy CH Corporation,
               OPC, Lyondell, Millennium and Equistar.



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